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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June  8, 2000
                                                         --------------

                         e-financial  depot.com,  Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-26899            33-0809711
--------                             ---------             ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)      File  Number)     Identification  No.)

150  -  1875  Century  Park  East,  Century  City,  California     90067
--------------------------------------------------------------     -----
     (Address  of  principal  executive  offices)            (Zip  Code)

Registrant's  telephone  number,  including  area  code  (877)  739-3812
                                                         ---------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Effective June 8, 2000, the Registrant completed the acquisition of all of the issued and outstanding shares of Trade-Fast, Inc. ("Trade-Fast"), a Delaware corporation, pursuant to a share purchase agreement dated November 30, 1999, as amended by an amending agreement dated June 8, 2000 (together the "Agreement"), between the Registrant and the two shareholders of Trade-Fast (the "Shareholders), Alan Cohen, a businessperson resident in New York, and Winford Holdings Group Limited, a closely held corporation ("Winford").

Trade-Fast provides management services to New World Securities, a registered broker-dealer who licenses a securities trading platform providing NASDAQ Level II service. For the fiscal year ended March 31, 2000 Trade-Fast had income of $2,300,000.

Under the terms of the Agreement the Registrant is to issue a total of 5,000,000 shares of common stock, at a deemed price per share of $4.50 per share, as to 1,000,000 to Alan Cohen and as to 4,000,000 to Winford. The number of shares issuable to the Shareholders under the Agreement is subject to adjustment in circumstances where the Registrant issues shares, other than pursuant to existing agreements or pursuant to the exercise of bona fide stock options granted to directors, officers and consultants, at a price of less than $4.50 per share.

The Registrant has also agreed to loan a total of $1,500,000 to Winford, said loan to bear interest at 6% per annum with a term of three years from the date of initial advance and to be secured by a pledge of 1,000,000 of the shares of the Registrant issuable to Winford, with such shares being the sole recourse of the Registrant in the event of default. To date, the Registrant has advanced $1,000,000 of the loan effective as of February 7, 2000.


The Agreement also requires the Registrant to invest a total of $3,500,000, in the development of the business of Trade-Fast during the period ending June 8, 2001 To date, a total of $1,000,000 has been so invested.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(2) Plan of Acquisition, reorganization, arrangement, liquidation or succession

     2.1  Share Purchase Agreement dated November 30, 1999
     2.2 Letter Agreement, dated June 8, 2000, amending the terms of the Share Purchase Agreement

ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     E-FINANCIAL  DEPOT.COM,  INC.


Date:  January 11, 2001          /s/  John  Huguet
                                    ----------------------------------
                                    John  Huguet,  President